UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2024
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On June 2, 2024, Caribou Biosciences, Inc. (the “Company”) issued a press release announcing updated clinical data from the ongoing ANTLER Phase 1 trial for CB-010, an allogeneic, or off-the-shelf, anti-CD19 CAR-T cell therapy, being evaluated in patients with relapsed or refractory B cell non-Hodgkin lymphoma (“r/r B-NHL”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The Company hosted a webcast on June 2, 2024, including a discussion with KOLs and Company management, on the CB-010 ANTLER Phase 1 data presentation. The archived audio webcast is available on the Company’s website until July 2, 2024. A copy of the slide presentation used during the Company’s webcast, which includes a summary of the initial dose expansion results of the ANTLER Phase 1 clinical trial, is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing or other document under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in any such filing or document.
Item 8.01 Other Events.
On June 2, 2024, the Company announced updated clinical data from the ongoing ANTLER Phase 1 trial for CB-010, an allogeneic, or off-the-shelf, anti-CD19 CAR-T cell therapy, being evaluated in patients with r/r B-NHL and hosted a webcast, including a discussion with KOLs and Company management, on the CB-010 ANTLER Phase 1 data presentation. A copy of the slide presentation used during the Company’s webcast, which includes a summary of the initial dose expansion results of the ANTLER Phase 1 clinical trial, is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The clinical results are being presented during a poster presentation at the 2024 American Society of Clinical Oncology (ASCO) Annual Meeting on June 3, 2024.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Caribou Biosciences, Inc. on June 2, 2024
99.2	Caribou Biosciences, Inc. Webcast Slide Presentation dated June 2, 2024 Regarding CB-010 ANTLER Phase 1 Trial Update and KOL Discussion
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	June 3, 2024	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer